Exhibit 10.2

WAIVER NO. 1 AND CONSENT
Dated as of November 20, 2017
to
MASTER NOTE PURCHASE AGREEMENT
Dated as of July 22, 2010
THIS WAIVER NO. 1 AND CONSENT (“Waiver and Consent”) is made as of November 20, 2017 and shall, upon satisfaction of the conditions precedent set forth in Section 4 below, be effective as of the date hereof, and is by and among The Davey Tree Expert Company (the “Company”), Modern Woodmen of America and United of Omaha Life Insurance Company (each a “Purchaser” and, collectively, the “Purchasers”), under that certain Master Note Purchase Agreement dated as of July 22, 2010, by and among the Company and the Purchasers (as amended, restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Purchase Agreement.
WHEREAS, the Company has requested that the Purchasers agree to address certain provisions of the Purchase Agreement in certain respects;
WHEREAS, the Company and the Purchasers have so agreed on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchasers hereby agree to enter into this Waiver and Consent.
1.Specified Defaults. The Company has informed the Purchasers that Defaults or Events of Default may have occurred under the Purchase Agreement as a result of (the items described in the following clauses (i) through (iv), the “Specified Defaults”):
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(i)
the breach of representations or warranties contained in Sections 7.1(a) and/or 7.1(b) of the Purchase Agreement, due to (a) the Company’s failure to deliver financial statements (and related certifications) for (1) fiscal year 2016 and the interim periods therein and/or (2) the interim periods in fiscal year 2017, which in each case were true and complete as of the dates and the periods covered by such financial statements and prepared in accordance with GAAP; and/or (b) the Company’s failure to keep proper records and books of account in conformity with GAAP;

(ii)
the failure to comply with Sections 7.1(a), 7.1(b), 7.2 and/or 9.7 of the Purchase Agreement, due to: (a) the Company’s failure to deliver financial statements (and related certifications) for (1) fiscal year 2016 and the interim periods therein and/or (2) the interim periods in fiscal year 2017, which in each case were true and complete as of the dates and the periods covered by such financial statements and prepared in accordance with GAAP; and/or (b) the Company’s failure to keep proper books of record and account in conformity with GAAP; and/or

(iii)	any failure to provide notice of a Default as required by Section 7.1(d) of the Purchase Agreement with respect to any event described in the foregoing clauses (i) and (ii).

2.Waiver. Subject to the satisfaction of the conditions precedent set forth in Section 4 below, the Purchasers hereby waive (i) the occurrence of the Specified Defaults and (ii) any other Default or Event of Default arising under Section 11(e) of the Purchase Agreement, solely as a result of the Specified Defaults. The waiver in this Section 2 applies only to the Specified Defaults and only for the periods and for the express circumstances described above, and shall not be construed to constitute (i) a waiver of any other event, circumstance or condition or of any other right or remedy available to the Purchasers pursuant to the Purchase Agreement, any Note, any Subsidiary Guaranty or any Supplemental Note Purchase Agreement or (ii) a course of dealing or a consent to any departure by the Company from any other term or requirement of the Purchase Agreement.

3.Consent. The Company has informed the Purchasers that it requires additional time to deliver its (a) audited consolidated financial statements for the fiscal year ended December 31, 2016 and other related information required by Sections 7.1(a) of the Purchase Agreement, as well as the related officer’s certificate required by Section 7.2 of the Purchase Agreement and (b) its unaudited financial statements for the fiscal quarters ended March 31, 2017, June 30, 2017 and September 30, 2017 and other related information required by Section 7.1(b) of the Purchase Agreement, as well as the related officer’s certificate required by Section 7.2 of the Purchase Agreement (collectively, the “Required Financial Deliverables”). Subject to the conditions to effectiveness set forth in Section 4 below, the Purchasers hereby consent to the delivery by or on behalf of the Company of the Required Financial Deliverables by no later than December 30, 2017, in lieu of the date for delivery thereof specified in such Sections 7.1(a) and 7.2; provided that it shall be an Event of Default under the Purchase Agreement if the Company fails to deliver any of the Required Financial Deliverables by December 30, 2017.

4.Conditions of Effectiveness. The effectiveness of this Waiver and Consent is subject to the conditions precedent that the Purchasers shall have received (i) counterparts of this Waiver and Consent duly executed by the Company and the Purchasers and (ii) payment and/or reimbursement of the Purchasers’ fees and expenses (including, to the extent invoiced, the reasonable fees and expenses of counsel for the Purchasers) in connection with this Waiver and Consent.

5.Representations; Warranties and Covenants of the Company. The Company hereby represents, warrants and covenants as follows:

(i)
The execution, delivery and performance of this Waiver and Consent has been duly authorized by all necessary action of the Company and has been duly executed and delivered by the Company. This Waiver and Consent and the Purchase Agreement as modified hereby constitute legal, valid and binding obligations of the Company and are enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting Purchasers’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(ii)
As of the date hereof and after giving effect to the terms of this Waiver and Consent, (a) no Default or Event of Default shall have occurred and be continuing and (b) the representations and warranties of the Company set forth in the Purchase Agreement, are true and correct as of the date hereof.

6.Subsidiary Guarantor Acknowledgement and Agreement. (i) Each of the undersigned Subsidiary Guarantors consents and agrees to and acknowledges the terms of this Waiver and Consent. Each of the undersigned Subsidiary Guarantors further agrees that the obligations of the undersigned pursuant to the Subsidiary Guarantor executed by such Subsidiary Guarantor shall remain in full force and effect and be unaffected hereby and are hereby ratified and confirmed.

(ii)    As of the date hereof and after giving effect to the terms of this Waiver and Consent, each of the undersigned Subsidiary Guarantors hereby represents and warrants that the representations and warranties of such Subsidiary Guarantor set forth in the Subsidiary Guaranty executed by such Guarantor, are true and correct.

7.No Implicit Waiver. Except with respect to the subject matter hereof and as expressly set forth herein, (i) the execution, delivery and effectiveness of this Waiver and Consent shall neither operate as a waiver of any right, power or remedy of the Purchasers under the Purchase Agreement or any other documents executed in connection with the Purchase Agreement, nor constitute a waiver of any provision of the Purchase Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith and (ii) the Purchase Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

8.Governing Law. This Waiver and Consent shall be construed in accordance with and governed by the law of the State of New York.

9.Headings. Section headings in this Waiver and Consent are included herein for convenience of reference only and shall not constitute a part of this Waiver and Consent for any other purpose.

10.Counterparts. This Waiver and Consent may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Waiver and Consent has been duly executed as of the day and year first above written.

THE DAVEY TREE EXPERT COMPANY,
as the Company

By:	/s/ Christopher J. Bast
	Name:	Christopher J. Bast
	Title:	Vice President and Treasurer

Signature Page to Waiver No. 1 and Consent to
Master Note Purchase Agreement dated as of July 22, 2010
The Davey Tree Expert Company

DAVEY TREE SURGERY COMPANY,
as a Subsidiary Guarantor

By:	/s/ Christopher J. Bast
	Name:	Christopher J. Bast
	Title:	Vice President and Treasurer

WOLF TREE, INC.
as a Subsidiary Guarantor

By:	/s/ Christopher J. Bast
	Name:	Christopher J. Bast
	Title:	Vice President and Treasurer

THE CARE OF TREES, INC.
as a Subsidiary Guarantor

By:	/s/ Christopher J. Bast
	Name:	Christopher J. Bast
	Title:	Vice President and Treasurer

Signature Page to Waiver No. 1 and Consent to
Master Note Purchase Agreement dated as of July 22, 2010
The Davey Tree Expert Company

MODERN WOODMEN OF AMERICA,
as a Purchaser

By:	/s/ Douglas A. Pannier
	Name:	Douglas A. Pannier
	Title:	Group Head - Private Placements

MODERN WOODMEN OF AMERICA,
as a Purchaser

By:	/s/ Brett M. Van
	Name:	Brett M. Van
	Title:	Chief Investment Officer & Treasurer

Signature Page to Waiver No. 1 and Consent to
Master Note Purchase Agreement dated as of July 22, 2010
The Davey Tree Expert Company

UNITED OF OMAHA LIFE INSURANCE COMPANY,
as a Purchaser

By:	/s/ Lee Martin
	Name:	Lee Martin
	Title:	Vice President

Signature Page to Waiver No. 1 and Consent to
Master Note Purchase Agreement dated as of July 22, 2010
The Davey Tree Expert Company